UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 19, 2005

VORNADO REALTY TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue New York, New York		10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

This current report on Form 8-K updates Part II, Items 6, 7 and 8 of the Company’s Form 10-K/A for the year ended December 31, 2004. Vornado Realty Trust (the “Company”) is electing to re-issue in an updated format the presentation of its historical financial statements to reflect the reclassifications discussed below that have occurred during the first half of 2005.  These reclassifications had no effect on the Company’s reported net income, funds from operations or related per share data.

During 2004, the Company classified Arlington Plaza, an office property located in Arlington, Virginia as a discontinued operation in accordance with the provisions of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”) and reported revenues and expenses related to the property as discontinued operations and classified the related assets and liabilities as assets and liabilities held for sale for all periods presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, as subsequently amended by Form 10-K/A.  On June 30, 2005, the Company made a decision not to sell Arlington Plaza and, accordingly, reclassified the related assets and liabilities and revenues and expenses as continuing operations for all periods presented in its quarterly report on Form 10-Q for the quarter ended June 30, 2005.

In the first quarter of 2005, the Company began to redevelop 7 West 34th Street, a New York office building, into a permanent showroom building for the giftware industry.  In connection therewith, the Company reclassified the portion of the operations related to the showroom space to the Merchandise Mart segment and the operations related to the retail space to the Retail segment for all periods presented in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2005.

The information contained in this current report on Form 8-K is presented as of December 31, 2004, and other than as indicated above, has not been updated to reflect developments subsequent to this date.  All other items of the Form 10-K/A remain unchanged.  References to “We,” “Company,” and “Vornado” in the exhibits to this report, unless otherwise noted, refer to Vornado Realty Trust and its consolidated subsidiaries.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

The following exhibits are furnished as part of this report on Form 8-K.

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data for the Company’s Form 10-K/A for the year ended December 31, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST (Registrant)

By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: August 19, 2005

EXHIBIT INDEX

EXHIBIT NO.

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data for the Company’s Form 10-K/A for the year ended December 31, 2004